SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  May 28, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of February 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2002-S6)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-19              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2002-S6 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On May 28, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on May 28, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  May 30, 2002               By:   /s/  Andreas E. Auer
                                        ---------------------------------------
                                        Andreas E. Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         May 28, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on May 28, 2002

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

                    CSFB Mortgage Pass-Through Certificates, Series 2002-S6
                                Statement to Certificate Holders
                                      May 28, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1     50,000,000.00    40,285,206.13     6,630,861.97     110,415.04    6,741,277.01    0.00            0.00       33,654,344.16
A_2    138,500,000.00   132,052,515.36     5,583,854.30     266,305.91    5,850,160.21    0.00            0.00      126,468,661.06
A_3    180,750,000.00   180,750,000.00             0.00     941,406.25      941,406.25    0.00            0.00      180,750,000.00
A_4     45,000,000.00    42,905,149.39     1,814,248.69      90,458.36    1,904,707.05    0.00            0.00       41,090,900.70
A_5     50,000,000.00    47,672,388.22     2,015,831.88     117,989.16    2,133,821.04    0.00            0.00       45,656,556.34
A_R            100.00             0.00             0.00           0.00            0.00    0.00            0.00                0.00
M_1     54,000,000.00    54,000,000.00             0.00     160,875.00      160,875.00    0.00            0.00       54,000,000.00
M_2     32,750,000.00    32,750,000.00             0.00     123,085.42      123,085.42    0.00            0.00       32,750,000.00
BA       7,000,000.00     7,000,000.00             0.00      34,329.17       34,329.17    0.00            0.00        7,000,000.00
BF      10,000,000.00    10,000,000.00             0.00      50,000.00       50,000.00    0.00            0.00       10,000,000.00
P              100.00           100.00             0.00      57,556.92       57,556.92    0.00            0.00              100.00
TOTALS 568,000,200.00   547,415,359.10    16,044,796.84   1,952,421.23   17,997,218.07    0.00            0.00      531,370,562.26

A_IO   176,000,000.00   156,600,000.00             0.00     913,500.00      913,500.00    0.00            0.00      147,700,000.00
X_1    568,000,200.00   549,789,385.14             0.00           7.15            7.15    0.00            0.00      536,228,232.37
X_2              0.00             0.00             0.00           0.00            0.00    0.00            0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A_1     22540VVU3     805.70412260    132.61723940        2.20830080      134.82554020    673.08688320      A_1     3.289000 %
A_2     22540VVV1     953.44776433     40.31663755        1.92278635       42.23942390    913.13112679      A_2     2.200000 %
A_3     22540VVW9   1,000.00000000      0.00000000        5.20833333        5.20833333  1,000.00000000      A_3     6.250000 %
A_4     22540VVX7     953.44776422     40.31663756        2.01018578       42.32682333    913.13112667      A_4     2.300000 %
A_5     22540VVY5     953.44776440     40.31663760        2.35978320       42.67642080    913.13112680      A_5     2.700000 %
A_R     22540VWA6       0.00000000      0.00000000        0.00000000        0.00000000      0.00000000      A_R     9.525196 %
M_1     22540VWB4   1,000.00000000      0.00000000        2.97916667        2.97916667  1,000.00000000      M_1     3.250000 %
M_2     22540VWC2   1,000.00000000      0.00000000        3.75833344        3.75833344  1,000.00000000      M_2     4.100000 %
BA      22540VWD0   1,000.00000000      0.00000000        4.90416714        4.90416714  1,000.00000000      BA      5.350000 %
BF      22540VWE8   1,000.00000000      0.00000000        5.00000000        5.00000000  1,000.00000000      BF      6.000000 %
P       22540VC26   1,000.00000000      0.00000000  ################  ################  1,000.00000000      P       9.525196 %
TOTALS                963.75909568     28.24787181        3.43736011       31.68523192    935.51122387

A_IO    22540VVZ2     889.77272727      0.00000000        5.19034091        5.19034091    839.20454545      A_IO    7.000000 %
X_1     22540VC34     967.93871752      0.00000000        0.00001259        0.00001259    944.06345697      X_1     0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-8847
                               Fax: 212) 946-8919
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                                May 28, 2002


Sec. 4.06(i)     Scheduled Principal
                 Group 1 Scheduled Principal                                              239,755.99
                 Group 2 Scheduled Principal                                              190,173.90

                 Principal Prepayments
                 Group 1 Principal Prepayments                                          4,907,841.15
                 Group 2 Principal Prepayments                                          7,762,963.51

                 Curtailments
                 Group 1 Curtailments                                                     249,895.93
                 Group 2 Curtailments                                                     212,895.28

                 Curtailment Adjustments
                 Group 1 Curtailment Adjustments                                              737.04
                 Group 2 Curtailment Adjustments                                              297.25

                 Other Principal Adjustments
                 Group 1 Principal Adjustments                                               -899.98
                 Group 2 Principal Adjustments                                             -2,507.30

                 Liquidation Proceeds
                 Group 1 Liquidation Proceeds                                                   0.00
                 Group 2  Liquidation Proceeds                                                  0.00

                 Gross Interest
                 Group 1 Gross Interest                                                 2,754,975.19
                 Group 1 Prepayment Period Interest                                         4,541.55
                 Group 2 Gross Interest                                                 2,768,304.83
                 Group 2 Prepayment Period Interest                                         4,578.04

Sec. 4.06(iv)    Beginning Collateral Balance
                 Group 1 Beginning Collateral Balance                                 273,457,647.59
                 Group 2 Beginning Collateral Balance                                 276,317,234.60

Sec. 4.06(v)     Ending Collateral Balance
                 Group 1 Ending Collateral Balance                                    268,060,317.46
                 Group 2 Ending Collateral Balance                                    268,153,411.96

Sec. 4.06(v)     Servicing Fees
                 Group1 Servicing Fee - Collection Period                                 113,940.69
                 Additional Servicing Fee - Prepayment Period                                 190.07
                 Group2 Servicing Fee - Collection Period                                 115,132.18
                 Additional Servicing Fee - Prepayment Period                                 194.37

Sec. 4.06(v)     Other Fees - Group 1
                 Trustee Fee                                                                1,253.35
                 Credit Risk Manager Fee                                                    3,987.92

                 Other Fees - Group 2
                 Trustee Fee                                                                1,266.45
                 Credit Risk Manager Fee                                                    4,029.63

                 FSA Premium                                                               14,977.08


Sec. 4.06(vi)    Prepayment Penalties
                 Group1 Prepayment Penalties                                               41,488.42
                 Group2 Prepayment Penalties                                               16,067.71



                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                            May 28, 2002

Sec. 4.06(viii) Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                (Excluding Bankruptcies and Forecolsures)

                Group 1
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          57             1,973,806.66            0.74 %
                2 Month          23               892,909.72            0.33 %
                3 Month           8               349,932.01            0.13 %
                Total            88             3,216,648.39            1.20 %

                Group 2
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          63              4,897,260.88           1.83 %
                2 Month          41              2,966,268.04           1.11 %
                3 Month          36              2,184,436.29           0.81 %
                Total           140             10,047,965.21           3.75 %

                Group Totals
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         120             6,871,067.54            1.28 %
                2 Month          64             3,859,177.76            0.72 %
                3 Month          44             2,534,368.30            0.47 %
                Total           228            13,264,613.60            2.47 %


                Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                25                675,312.57                 0.25 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                11                955,624.80                 0.36 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                36              1,630,937.37                 0.30 %


                Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                1                 19,979.95                 0.01 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                1                 19,979.95                 0.01 %

Sec. 4.06(ix)   60+ Delinquent Scheduled Payments - 12 Month Period
                This Period (1)
                (2)                                                                                14,971.15
                (3)                                                                                 4,571.26
                (4)                                                                                   359.94
                (5)                                                                                     0.00
                (6)                                                                                     0.00
                (7)                                                                                     0.00
                (8)                                                                                     0.00
                (9)                                                                                     0.00
                (10)                                                                                    0.00
                (11)                                                                                    0.00
                (12)                                                                                    0.00


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                            May 28, 2002


Sec. 4.06(xi)   60+ Delinquent Scheduled Payments - 12 Month Period
                This Period (1)                                                                    66,938.03
                (2)                                                                                31,874.44
                (3)                                                                                15,145.01
                (4)                                                                                     0.00
                (5)                                                                                     0.00
                (6)                                                                                     0.00
                (7)                                                                                     0.00
                (8)                                                                                     0.00
                (9)                                                                                     0.00
                (10)                                                                                    0.00
                (11)                                                                                    0.00
                (12)                                                                                    0.00

Sec. 4.06(a)(x) REO Loans - Loan Level

Sec. 4.06(xi)   Number and Aggregate Principal Amounts of REO Loans

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

Sec.4.06(xii)  Realized Losses
               Realized Losses - Group I                                                                0.00
               Realized Losses - Group II                                                               0.00

Sec.4.06(xii)  Cumulative Realized Losses
               Cumulative Realized Losses - Group I                                                     0.00
               Cumulative Realized Losses - Group II                                                    0.00

Sec.4.06(xiii) Rolling Three Month Delinquency Rate                                                 0.819657 %

Sec.4.06(xiv)  Amount on Deposit in Pre-Funding Accounts
               Group I                                                                                  0.00
               Group II                                                                                 0.00

               Capitalized Interest Requirement - Group I                                              29.08
               Capitalized Interest Requirement - Group II                                             49.26

Sec.4.06(xv)   Amount of Insured Payment                                                                0.00

               Prepayment Interest Shortfall Allocated to Class A-1                                     0.00
               Prepayment Interest Shortfall Allocated to Class A-2                                     0.00
               Prepayment Interest Shortfall Allocated to Class BA                                      0.00
               Prepayment Interest Shortfall Allocated to Class BF                                      0.00
               Prepayment Interest Shortfall Allocated to Class A-IO                                    0.00
               Prepayment Interest Shortfall Allocated to Class M-1                                     0.00
               Prepayment Interest Shortfall Allocated to Class R                                       0.00
               Prepayment Interest Shortfall Allocated to Class M-2                                     0.00
               Prepayment Interest Shortfall Allocated to Class P                                       0.00
               Total Prepayment Interest Shortfall Allocated                                            0.00


                                    -9-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
